Exhibit 99.2

RenaissanceRe Holdings Ltd.

Financial Supplement

September 30, 2008

Contact:

Investors:
RenaissanceRe Holdings Ltd.
Fred R. Donner, Chief Financial Officer and Executive Vice President 441-295-4513

Media:
Kekst and Company
David Lilly or Dawn Dover
212-521-4800

RenaissanceRe Holdings Ltd.

Contents

Page(s)
Basis of Presentation	i

Financial Highlights	1

Income Statements.
a. Summary Consolidated Statements of Operations	2-3
b. Consolidated Segment Underwriting Results	4-5
c. Reinsurance Segment - Catastrophe and Specialty Underwriting Results	6
d. Reinsurance Segment - Gross Premiums Written	7-8
e. Individual Risk Segment - Gross Premiums Written	9
f. DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10-11

Balance Sheets
a. Summary Consolidated Balance Sheets	12

Investments
a. Composition of Investment Portfolio	13
b. Summary of Other Investments	14
c. Investment Result	15

Loss Reserve Analysis
a. Reserves for Claims and Claim Expenses	16
b. Paid to Incurred Analysis	17

Other Items
a. Equity in Earnings (Losses) of Other Ventures	18
b. Ratings	19

Comments on Regulation G	20-21

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating (loss) income”, “operating (loss) income per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “managed catastrophe premium, net of fully-collateralized joint ventures” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See page 20 and 21 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by the Company’s subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, as amended, for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008.

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2007. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including the Annual Report on Form 10-K, as amended, for the year ended December 31, 2007 and Quarterly Report on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Highlights
Gross premiums written	$239,806	$208,821	$1,574,419	$1,687,410
Net premiums written	194,408	149,163	1,211,546	1,330,032
Net premiums earned	379,342	367,057	1,064,829	1,088,129
Net claims and claim expenses incurred	535,347	131,700	731,720	416,546
Underwriting (loss) income	(240,532)	144,512	84,934	402,449
Net investment income	15,767	95,594	106,955	321,749
Net (loss) income (attributable) available to common shareholders	(230,974)	133,400	41,912	507,371
Net realized (losses) gains on investments	(87,610)	1,592	(122,441)	(5,889)
Net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	(35,970)	—	(35,970)
Operating (loss) income (attributable) available to common shareholders (1)	(143,364)	167,778	164,353	549,230

Total assets	$8,589,239	$8,761,338	$8,589,239	$8,761,338
Total shareholders’ equity	$3,041,241	$3,521,751	$3,041,241	$3,521,751

Per share data
Net (loss) income (attributable) available to common shareholders per common share - diluted (2)	$(3.79)	$1.85	$0.65	$7.02
Operating (loss) income (attributable) available to common shareholders per common share - diluted (1) (2)	$(2.35)	$2.33	$2.56	$7.60

Dividends per common share	$0.23	$0.22	$0.69	$0.66

Book value per common share	$38.94	$40.53	$38.94	$40.53
Adjustment for goodwill and other intangibles (1)	(1.92)	(0.09)	(1.87)	(0.09)

Tangible book value per common share (1)	37.02	40.44	37.07	40.44
Accumulated dividends per common share	7.69	6.78	7.69	6.78

Tangible book value per common share plus accumulated dividends (1)	$44.71	$47.22	$44.76	$47.22

Financial ratios
Net claims and claim expense ratio - current accident year	150.6%	41.4%	81.0%	49.9%
Net claims and claim expense ratio - prior accident years	(9.5)%	(5.5)%	(12.3)%	(11.6)%

Net claims and claim expense ratio - calendar year	141.1%	35.9%	68.7%	38.3%
Underwriting expense ratio	22.3%	24.7%	23.3%	24.7%

Combined ratio	163.4%	60.6%	92.0%	63.0%

Operating return on average common equity - annualized (1)	(22.4)%	23.6%	8.2%	27.1%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	In accordance with FAS 128, diluted earnings per share calculations use average common shares outstanding - basic, when in a net loss position.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Quarter to Date

	Three months ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
Revenues
Gross premiums written	$239,806	$807,575	$527,038	$122,227	$208,821

Net premiums written	$194,408	$614,022	$403,116	$105,303	$149,163
Decrease (increase) in unearned premiums	184,934	(237,449)	(94,202)	230,937	217,894

Net premiums earned	379,342	376,573	308,914	336,240	367,057
Net investment income	15,767	38,685	52,503	80,714	95,594
Net foreign exchange gains (losses)	3,448	(231)	4,936	4,598	(5,424)
Equity in earnings (losses) of other ventures	2,333	4,872	6,250	(124,999)	(23,986)
Other income (loss)	2,258	(24)	8,012	(20,221)	(10,008)
Net realized (losses) gains on investments	(87,610)	(24,161)	(10,670)	7,182	1,592

Total revenues	315,538	395,714	369,945	283,514	424,825

Expenses
Net claims and claim expenses incurred	535,347	114,217	82,156	62,728	131,700
Acquisition expenses	54,231	53,613	46,428	67,973	63,719
Operational expenses	30,296	33,494	30,113	28,287	27,126
Corporate expenses	3,116	7,111	8,703	9,771	7,158
Interest expense	5,379	5,937	6,804	7,226	7,226

Total expenses	628,369	214,372	174,204	175,985	236,929

(Loss) income before minority interest and taxes	(312,831)	181,342	195,741	107,529	187,896
Minority interest - DaVinciRe	91,977	(41,341)	(40,315)	(54,070)	(43,820)

(Loss) income before taxes	(220,854)	140,001	155,426	53,459	144,076
Income tax benefit (expense)	455	6,295	(7,686)	19,320	(101)

Net (loss) income	(220,399)	146,296	147,740	72,779	143,975
Dividends on preference shares	(10,575)	(10,575)	(10,575)	(10,575)	(10,575)

Net (loss) income (attributable) available to common shareholders	$(230,974)	$135,721	$137,165	$62,204	$133,400

Operating (loss) income (attributable) available to common shareholders per common share - diluted (1) (2)	$(2.35)	$2.50	$2.21	$2.64	$2.33
Net (loss) income (attributable) available to common shareholders per common share - basic	$(3.79)	$2.16	$2.09	$0.90	$1.89
Net (loss) income (attributable) available to common shareholders per common share - diluted (2)	$(3.79)	$2.13	$2.05	$0.88	$1.85

Average shares outstanding - basic	60,943	62,921	65,528	68,966	70,575
Average shares outstanding - diluted (2)	61,694	63,878	66,803	70,413	71,945

Net claims and claim expense ratio	141.1%	30.3%	26.6%	18.7%	35.9%
Underwriting expense ratio	22.3%	23.2%	24.8%	28.6%	24.7%

Combined ratio	163.4%	53.5%	51.4%	47.3%	60.6%

Operating return on average common equity - annualized (1)	(22.4)%	23.4%	21.3%	26.1%	23.6%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	In accordance with FAS 128, diluted earnings per share calculations use average common shares outstanding - basic, when in a net loss position.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Year to Date

	Nine months ended
	September 30, 2008	September 30, 2007
Revenues
Gross premiums written	$1,574,419	$1,687,410

Net premiums written	$1,211,546	$1,330,032
Increase in unearned premiums	(146,717)	(241,903)

Net premiums earned	1,064,829	1,088,129
Net investment income	106,955	321,749
Net foreign exchange gains (losses)	8,153	(630)
Equity in earnings (losses) of other ventures	13,455	(3,610)
Other income (loss)	10,246	(17,709)
Net realized losses on investments	(122,441)	(5,889)

Total revenues	1,081,197	1,382,040

Expenses
Net claims and claim expenses incurred	731,720	416,546
Acquisition expenses	154,272	186,957
Operational expenses	93,903	82,177
Corporate expenses	18,930	19,089
Interest expense	18,120	26,400

Total expenses	1,016,945	731,169

Income before minority interest and taxes	64,252	650,871
Minority interest - DaVinciRe	10,321	(110,326)

Income before taxes	74,573	540,545
Income tax expense	(936)	(888)

Net income	73,637	539,657
Dividends on preference shares	(31,725)	(32,286)

Net income available to common shareholders	$41,912	$507,371

Operating income available to common shareholders per common share - diluted (1)	$2.56	$7.60
Net income available to common shareholders per common share - basic	$0.66	$7.14
Net income available to common shareholders per common share - diluted	$0.65	$7.02

Average shares outstanding - basic	63,131	71,038
Average shares outstanding - diluted	64,125	72,296

Net claims and claim expense ratio	68.7%	38.3%
Underwriting expense ratio	23.3%	24.7%

Combined ratio	92.0%	63.0%

Operating return on average common equity - annualized (1)	8.2%	27.1%

(1)	See Comments on Regulation G for a reconciliation of operating income to net income.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Quarter to Date

	Three months ended September 30, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$169,463	$83,685	$(13,342)	$239,806

Net premiums written	$129,229	$65,179		$194,408

Net premiums earned	$251,058	$128,284		$379,342
Net claims and claim expenses incurred	423,568	111,779		535,347
Acquisition expenses	34,469	19,762		54,231
Operational expenses	20,602	9,694		30,296

Underwriting loss	$(227,581)	$(12,951)		$(240,532)

Net claims and claim expenses incurred - current accident year	$454,187	$117,157		$571,344
Net claims and claim expenses incurred - prior accident years	(30,619)	(5,378)		(35,997)

Net claims and claim expenses incurred - total	$423,568	$111,779		$535,347

Net claims and claim expense ratio - current accident year	180.9%	91.3%		150.6%
Net claims and claim expense ratio - prior accident years	(12.2)%	(4.2)%		(9.5)%

Net claims and claim expense ratio - calendar year	168.7%	87.1%		141.1%
Underwriting expense ratio	21.9%	23.0%		22.3%

Combined ratio	190.6%	110.1%		163.4%

	Three months ended September 30, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$141,545	$101,534	$(34,258)	$208,821

Net premiums written	$91,112	$58,051		$149,163

Net premiums earned	$242,520	$124,537		$367,057
Net claims and claim expenses incurred	67,335	64,365		131,700
Acquisition expenses	32,122	31,597		63,719
Operational expenses	16,301	10,825		27,126

Underwriting income	$126,762	$17,750		$144,512

Net claims and claim expenses incurred - current accident year	$83,104	$68,755		$151,859
Net claims and claim expenses incurred - prior accident years	(15,769)	(4,390)		(20,159)

Net claims and claim expenses incurred - total	$67,335	$64,365		$131,700

Net claims and claim expense ratio - current accident year	34.3%	55.2%		41.4%
Net claims and claim expense ratio - prior accident years	(6.5)%	(3.5)%		(5.5)%

Net claims and claim expense ratio - calendar year	27.8%	51.7%		35.9%
Underwriting expense ratio	20.0%	34.1%		24.7%

Combined ratio	47.8%	85.8%		60.6%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Year to Date

	Nine months ended September 30, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$1,100,984	$479,351	$(5,916)	$1,574,419

Net premiums written	$825,336	$386,210		$1,211,546

Net premiums earned	$709,571	$355,258		$1,064,829
Net claims and claim expenses incurred	490,757	240,963		731,720
Acquisition expenses	78,495	75,777		154,272
Operational expenses	64,497	29,406		93,903

Underwriting income	$75,822	$9,112		$84,934

Net claims and claim expenses incurred - current accident year	$582,624	$279,748		$862,372
Net claims and claim expenses incurred - prior accident years	(91,867)	(38,785)		(130,652)

Net claims and claim expenses incurred - total	$490,757	$240,963		$731,720

Net claims and claim expense ratio - current accident year	82.1%	78.7%		81.0%
Net claims and claim expense ratio - prior accident years	(12.9)%	(10.9)%		(12.3)%

Net claims and claim expense ratio - calendar year	69.2%	67.8%		68.7%
Underwriting expense ratio	20.1%	29.6%		23.3%

Combined ratio	89.3%	97.4%		92.0%

	Nine months ended September 30, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$1,263,727	$463,241	$(39,558)	$1,687,410

Net premiums written	$995,686	$334,346		$1,330,032

Net premiums earned	$723,286	$364,843		$1,088,129
Net claims and claim expenses incurred	221,990	194,556		416,546
Acquisition expenses	86,411	100,546		186,957
Operational expenses	50,943	31,234		82,177

Underwriting income	$363,942	$38,507		$402,449

Net claims and claim expenses incurred - current accident year	$317,718	$225,207		$542,925
Net claims and claim expenses incurred - prior accident years	(95,728)	(30,651)		(126,379)

Net claims and claim expenses incurred - total	$221,990	$194,556		$416,546

Net claims and claim expense ratio - current accident year	43.9%	61.7%		49.9%
Net claims and claim expense ratio - prior accident years	(13.2)%	(8.4)%		(11.6)%

Net claims and claim expense ratio - calendar year	30.7%	53.3%		38.3%
Underwriting expense ratio	19.0%	36.1%		24.7%

Combined ratio	49.7%	89.4%		63.0%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Catastrophe and Specialty Underwriting Results

	Three months ended September 30, 2008			Three months ended September 30, 2007
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$141,252	$28,211	$169,463	$102,127	$39,418	$141,545

Net premiums written	$101,018	$28,211	$129,229	$51,694	$39,418	$91,112

Net premiums earned	$217,626	$33,432	$251,058	$186,692	$55,828	$242,520
Net claims and claim expenses incurred	410,683	12,885	423,568	21,805	45,530	67,335
Acquisition expenses	27,838	6,631	34,469	19,870	12,252	32,122
Operational expenses	16,037	4,565	20,602	11,846	4,455	16,301

Underwriting (loss) income	$(236,932)	$9,351	$(227,581)	$133,171	$(6,409)	$126,762

Net claims and claim expenses incurred - current accident year	$440,740	$13,447	$454,187	$36,131	$46,973	$83,104
Net claims and claim expenses incurred - prior accident years	(30,057)	(562)	(30,619)	(14,326)	(1,443)	(15,769)

Net claims and claim expenses incurred - total	$410,683	$12,885	$423,568	$21,805	$45,530	$67,335

Net claims and claim expense ratio - current accident year	202.5%	40.2%	180.9%	19.4%	84.1%	34.3%
Net claims and claim expense ratio - prior accident years	(13.8)%	(1.7)%	(12.2)%	(7.7)%	(2.5)%	(6.5)%

Net claims and claim expense ratio - calendar year	188.7%	38.5%	168.7%	11.7%	81.6%	27.8%
Underwriting expense ratio	20.2%	33.5%	21.9%	17.0%	29.9%	20.0%

Combined ratio	208.9%	72.0%	190.6%	28.7%	111.5%	47.8%

	Nine months ended September 30, 2008			Nine months ended September 30, 2007
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$970,064	$130,920	$1,100,984	$1,013,919	$249,808	$1,263,727

Net premiums written	$694,416	$130,920	$825,336	$745,878	$249,808	$995,686

Net premiums earned	$555,446	$154,125	$709,571	$557,422	$165,864	$723,286
Net claims and claim expenses incurred	449,156	41,601	490,757	158,667	63,323	221,990
Acquisition expenses	43,800	34,695	78,495	59,396	27,015	86,411
Operational expenses	49,920	14,577	64,497	37,284	13,659	50,943

Underwriting income	$12,570	$63,252	$75,822	$302,075	$61,867	$363,942

Net claims and claim expenses incurred - current accident year	$497,005	$85,619	$582,624	$190,661	$127,057	$317,718
Net claims and claim expenses incurred - prior accident years	(47,849)	(44,018)	(91,867)	(31,994)	(63,734)	(95,728)

Net claims and claim expenses incurred - total	$449,156	$41,601	$490,757	$158,667	$63,323	$221,990

Net claims and claim expense ratio - current accident year	89.5%	55.6%	82.1%	34.2%	76.6%	43.9%
Net claims and claim expense ratio - prior accident years	(8.6)%	(28.6)%	(12.9)%	(5.7)%	(38.4)%	(13.2)%

Net claims and claim expense ratio - calendar year	80.9%	27.0%	69.2%	28.5%	38.2%	30.7%
Underwriting expense ratio	16.8%	32.0%	20.1%	17.3%	24.5%	19.0%

Combined ratio	97.7%	59.0%	89.3%	45.8%	62.7%	49.7%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written

	Three months ended
	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007
Renaissance catastrophe premiums	$97,839	$291,317	$224,968	$(2,224)	$84,271
Renaissance specialty premiums	28,408	22,955	75,463	37,498	39,536

Total Renaissance premiums	126,247	314,272	300,431	35,274	123,807

DaVinci catastrophe premiums	43,413	173,349	139,178	(8,591)	17,856
DaVinci specialty premiums	(197)	172	4,119	10	(118)

Total DaVinci premiums	43,216	173,521	143,297	(8,581)	17,738

Total Reinsurance premiums	$169,463	$487,793	$443,728	$26,693	$141,545

Total specialty premiums (1)	$28,211	$23,127	$79,582	$37,508	$39,418

Total catastrophe premiums	$141,252	$464,666	$364,146	$(10,815)	$102,127
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	(293)	24,042	31,621	2,711	—
Catastrophe premiums assumed from the Individual Risk segment	(13,342)	4,937	2,489	2,590	(34,258)

Total managed catastrophe premiums (3)	127,617	493,645	398,256	(5,514)	67,869
Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	(20)	(2,286)	—	883	(938)

Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$127,597	$491,359	$398,256	$(4,631)	$66,931

(1)	Total specialty premiums written includes $nil, $nil, $nil, $0.4 million and $nil of premiums assumed from the Individual Risk segment for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(2)	Top Layer Re is accounted for under the equity method of accounting.
(3)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

7

RenaissanceRe Holdings Ltd.

Reinsurance Segment Gross Premiums Written

	Nine months ended
	Sept. 30, 2008	Sept. 30, 2007
Renaissance catastrophe premiums	$614,124	$665,211
Renaissance specialty premiums	126,826	240,384

Total Renaissance premiums	740,950	905,595

DaVinci catastrophe premiums	355,940	348,708
DaVinci specialty premiums	4,094	9,424

Total DaVinci premiums	360,034	358,132

Total Reinsurance premiums	$1,100,984	$1,263,727

Total specialty premiums (1)	$130,920	$249,808

Total catastrophe premiums	$970,064	$1,013,919
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	55,370	63,725
Catastrophe premiums assumed from the Individual Risk segment	(5,916)	(39,558)

Total managed catastrophe premiums (3)	1,019,518	1,038,086
Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	(2,306)	(60,301)

Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$1,017,212	$977,785

(1)	Total specialty premiums written includes $nil and $nil of premiums assumed from the Individual Risk segment for the nine months ended September 30, 2008 and 2007, respectively.
(2)	Top Layer Re is accounted for under the equity method of accounting.
(3)	See comments on Regulaton G.

8

RenaissanceRe Holdings Ltd.

Individual Risk Segment - Gross Premiums Written

	Three months ended
	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007
By Type of Business
Multi-peril crop	$11,881	$203,077	$5,372	$28,616	$22,171
Commercial property	24,863	60,830	30,853	20,559	26,361
Commercial multi-line	29,773	31,699	31,384	31,840	38,257
Personal lines property	17,168	19,239	13,212	12,338	14,745

Total Individual Risk premiums	$83,685	$314,845	$80,821	$93,353	$101,534

	Nine months ended
	Sept. 30, 2008	Sept. 30, 2007
By Type of Business
Multi-peril crop	$220,330	$150,112
Commercial property	116,546	143,879
Commercial multi-line	92,856	130,582
Personal lines property	49,619	38,668

Total Individual Risk premiums	$479,351	$463,241

9

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007
Revenues
Gross premiums written	$43,216	$173,521	$143,297	$(8,581)	$17,738

Net premiums written	$38,485	$163,390	$134,251	$(9,173)	$5,662
Decrease (increase) in unearned premiums	61,787	(85,705)	(56,378)	83,214	76,796

Net premiums earned	100,272	77,685	77,873	74,041	82,458
Net investment income	12,149	15,183	15,964	18,517	19,496
Net foreign exchange gains (losses)	124	(559)	1,763	1,738	(1,545)
Other loss	(114)	(1,258)	(217)	(4,706)	(5,548)
Net realized (losses) gains on investments	(20,330)	(3,765)	(3,221)	2,873	350

Total revenues	92,101	87,286	92,162	92,463	95,211

Expenses
Net claims and claim expenses incurred (recovered)	202,378	3,001	12,421	(5,806)	9,302
Acquisition expenses	2,706	20,929	17,094	19,424	19,162
Operational and corporate expenses	4,325	8,060	7,811	7,758	8,554
Interest expense	1,754	1,782	2,647	3,067	3,067

Total expenses	211,163	33,772	39,973	24,443	40,085

(Loss) income before minority interest	(119,062)	53,514	52,189	68,020	55,126
Minority interest	235	(111)	(111)	(143)	(116)

Net (loss) income	$(118,827)	$53,403	$52,078	$67,877	$55,010

Net claims and claim expenses incurred - current accident year	$213,116	$10,171	$12,314	$10,636	$14,393
Net claims and claim expenses incurred - prior accident years	(10,738)	(7,170)	107	(16,442)	(5,091)

Net claims and claim expenses incurred - total	$202,378	$3,001	$12,421	$(5,806)	$9,302

Net claims and claim expense ratio - current accident year	212.5%	13.1%	15.8%	14.4%	17.5%
Net claims and claim expense ratio - prior accident years	(10.7)%	(9.2)%	0.2%	(22.2)%	(6.2)%

Net claims and claim expense ratio - calendar year	201.8%	3.9%	16.0%	(7.8%)	11.3%
Underwriting expense ratio	7.0%	37.3%	31.9%	36.7%	33.6%

Combined ratio	208.8%	41.2%	47.9%	28.9%	44.9%

10

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Nine months ended
	Sept. 30, 2008	Sept. 30, 2007
Revenues
Gross premiums written	$360,034	$358,132

Net premiums written	$336,126	$331,068
Increase in unearned premiums	(80,296)	(94,845)

Net premiums earned	255,830	236,223
Net investment income	43,296	57,114
Net foreign exchange gains (losses)	1,328	(818)
Other loss	(1,589)	(12,418)
Net realized losses on investments	(27,316)	(1,859)

Total revenues	271,549	278,242

Expenses
Net claims and claim expenses incurred	217,800	57,007
Acquisition expenses	40,729	49,166
Operational and corporate expenses	20,196	24,176
Interest expense	6,183	9,100

Total expenses	284,908	139,449

(Loss) income before minority interest	(13,359)	138,793
Minority interest	13	(296)

Net (loss) income	$(13,346)	$138,497

Net claims and claim expenses incurred - current accident year	$235,601	$74,442
Net claims and claim expenses incurred - prior accident years	(17,801)	(17,435)

Net claims and claim expenses incurred - total	$217,800	$57,007

Net claims and claim expense ratio - current accident year	92.1%	31.5%
Net claims and claim expense ratio - prior accident years	(7.0)%	(7.4)%

Net claims and claim expense ratio - calendar year	85.1%	24.1%
Underwriting expense ratio	23.8%	31.1%

Combined ratio	108.9%	55.2%

11

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	Sept. 30, 2008	June 30, 2008	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007
Assets
Fixed maturity investments available for sale, at fair value	$3,645,294	$3,775,345	$3,816,518	$3,914,363	$3,475,449
Short term investments, at fair value	1,438,201	1,400,884	1,565,589	1,821,549	2,418,958
Other investments, at fair value	902,328	927,247	858,621	807,864	716,686
Investments in other ventures, under equity method	117,789	104,438	99,466	90,572	176,256

Total investments	6,103,612	6,207,914	6,340,194	6,634,348	6,787,349
Cash and cash equivalents	427,176	262,951	335,409	330,226	317,295
Premiums receivable	728,046	965,955	499,384	475,075	714,495
Ceded reinsurance balances	155,487	206,888	122,631	107,916	194,357
Losses recoverable	300,076	191,789	151,555	183,275	220,037
Accrued investment income	35,134	32,976	36,337	39,084	41,483
Deferred acquisition costs	114,038	134,319	106,310	104,212	142,171
Receivable for investments sold	368,313	209,320	349,835	144,037	197,110
Other secured assets	107,252	107,025	107,784	90,488	—
Other assets	178,163	156,970	114,957	171,457	140,944
Goodwill and other intangibles	71,942	74,169	5,546	6,237	6,097

Total assets	$8,589,239	$8,550,276	$8,169,942	$8,286,355	$8,761,338

Liabilities, Minority Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$2,433,420	$2,009,803	$1,986,006	$2,028,496	$2,128,644
Reserve for unearned premiums	757,624	993,959	673,991	563,336	880,714
Debt	450,000	450,000	450,999	451,951	450,540
Reinsurance balances payable	360,829	408,775	263,700	275,430	358,333
Payable for investments purchased	545,100	247,482	387,838	422,974	511,153
Other secured liabilities	106,420	106,420	106,420	88,920	—
Other liabilities	195,071	165,905	156,185	162,294	148,388

Total liabilities	4,848,464	4,382,344	4,025,139	3,993,401	4,477,772

Minority interest - DaVinciRe	699,534	794,499	758,851	815,451	761,815

Shareholders’ Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	61,401	62,862	64,927	68,920	70,852
Additional paid-in capital	—	—	—	107,867	212,297
Accumulated other comprehensive income	16,544	35,562	65,363	44,719	29,649
Retained earnings	2,313,296	2,625,009	2,605,662	2,605,997	2,558,953

Total shareholders’ equity	3,041,241	3,373,433	3,385,952	3,477,503	3,521,751

Total liabilities, minority interest and shareholders’ equity	$8,589,239	$8,550,276	$8,169,942	$8,286,355	$8,761,338

Book value per common share	$38.94	$43.32	$42.14	$41.03	$40.53

Common shares outstanding	61,401	62,862	64,927	68,920	70,852

12

RenaissanceRe Holdings Ltd.

Composition of Investment Portfolio

	Sept. 30, 2008		June 30, 2008		March 31, 2008		Dec. 31, 2007		Sept. 30, 2007
TYPE OF INVESTMENT
U.S. treasuries and agencies	$1,109,317	18.2%	$981,104	15.8%	$1,081,873	17.1%	$1,057,979	15.9%	$1,005,748	14.8%
Non-U.S. government	83,556	1.4%	59,168	1.0%	80,708	1.3%	66,496	1.0%	127,346	1.9%
Corporate	740,013	12.1%	886,561	14.3%	887,499	14.0%	937,289	14.1%	950,739	14.0%
Mortgage-backed	1,363,747	22.3%	1,349,669	21.7%	1,206,209	19.0%	1,251,582	18.9%	861,157	12.7%
Asset-backed	348,661	5.7%	498,843	8.0%	560,229	8.8%	601,017	9.1%	530,459	7.8%

Total fixed maturities available for sale, at fair value	3,645,294	59.7%	3,775,345	60.8%	3,816,518	60.2%	3,914,363	59.0%	3,475,449	51.2%
Short term investments, at fair value	1,438,201	23.6%	1,400,884	22.6%	1,565,589	24.7%	1,821,549	27.4%	2,418,958	35.6%
Other investments, at fair value	902,328	14.8%	927,247	14.9%	858,621	13.5%	807,864	12.2%	716,686	10.6%

Total managed investment portfolio	5,985,823	98.1%	6,103,476	98.3%	6,240,728	98.4%	6,543,776	98.6%	6,611,093	97.4%
Investments in other ventures, under equity method	117,789	1.9%	104,438	1.7%	99,466	1.6%	90,572	1.4%	176,256	2.6%

Total investments	$6,103,612	100.0%	$6,207,914	100.0%	$6,340,194	100.0%	$6,634,348	100.0%	$6,787,349	100.0%

CREDIT QUALITY OF FIXED MATURITIES
AAA	$2,928,677	80.3%	$2,963,317	78.5%	$3,046,146	79.8%	$3,130,143	80.0%	$2,656,928	76.4%
AA	377,421	10.4%	438,615	11.6%	397,282	10.4%	404,173	10.3%	447,123	12.9%
A	172,897	4.7%	192,189	5.1%	175,885	4.6%	182,780	4.7%	173,240	5.0%
BBB	93,506	2.6%	96,869	2.6%	118,854	3.1%	123,529	3.1%	115,382	3.3%
Non-investment grade	72,793	2.0%	84,355	2.2%	78,351	2.1%	73,738	1.9%	82,776	2.4%

Total fixed maturities available for sale, at fair value	$3,645,294	100.0%	$3,775,345	100.0%	$3,816,518	100.0%	$3,914,363	100.0%	$3,475,449	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Due in less than one year	$223,439	6.1%	$260,972	6.9%	$306,567	8.0%	$385,497	9.8%	$383,365	11.0%
Due after one through five years	1,256,700	34.5%	1,271,122	33.7%	1,344,276	35.2%	1,323,586	33.8%	1,324,174	38.1%
Due after five through ten years	370,532	10.1%	306,472	8.1%	315,651	8.3%	267,579	6.8%	290,864	8.4%
Due after ten years	82,215	2.3%	88,267	2.3%	83,586	2.2%	85,102	2.2%	85,430	2.4%
Mortgage-backed securities	1,363,747	37.4%	1,349,669	35.8%	1,206,209	31.6%	1,251,582	32.0%	861,157	24.8%
Asset-backed securities	348,661	9.6%	498,843	13.2%	560,229	14.7%	601,017	15.4%	530,459	15.3%

Total fixed maturities available for sale, at fair value	$3,645,294	100.0%	$3,775,345	100.0%	$3,816,518	100.0%	$3,914,363	100.0%	$3,475,449	100.0%

	As of or for the three months ended
	Sept. 30, 2008	June 30, 2008	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007
Average yield to maturity of fixed maturities and short term investments	5.0%	4.1%	4.0%	4.5%	4.9%
Average duration of fixed maturities and short term investments	2.2	2.1	1.9	1.8	1.3
Average credit quality of fixed maturities and short term investments	AA	AA	AA	AA	AA

13

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007
TYPE OF INVESTMENT
Private equity partnerships	$297,167	$297,877	$308,188	$301,446	$293,099
Senior secured bank loan funds	272,752	290,801	226,341	158,203	98,412
Hedge funds	115,345	125,204	125,048	126,417	75,230
Non-U.S. fixed income funds	104,196	122,970	121,153	126,252	125,687
Catastrophe bonds	83,434	56,774	47,003	95,535	124,247
Miscellaneous other investments	29,434	33,621	30,888	11	11

Total other investments, at fair value	$902,328	$927,247	$858,621	$807,864	$716,686

TYPE OF INVESTMENT
Private equity partnerships	33.0%	32.1%	35.8%	37.4%	40.9%
Senior secured bank loan funds	30.2%	31.4%	26.4%	19.6%	13.8%
Hedge funds	12.8%	13.5%	14.6%	15.6%	10.5%
Non-U.S. fixed income funds	11.5%	13.3%	14.1%	15.6%	17.5%
Catastrophe bonds	9.2%	6.1%	5.5%	11.8%	17.3%
Miscellaneous other investments	3.3%	3.6%	3.6%	0.0%	0.0%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
Fixed maturity investments available for sale	$52,087	$46,308	$49,535	$44,339	$42,429
Short term investments	9,990	12,054	19,080	28,057	33,108
Other investments
Hedge funds and private equity investments	(15,080)	(29,395)	(1,940)	7,343	16,978
Other	(30,306)	11,863	(14,441)	(257)	2,775
Cash and cash equivalents	1,956	1,042	2,902	3,520	2,919

	18,647	41,872	55,136	83,002	98,209
Investment expenses	(2,880)	(3,187)	(2,633)	(2,288)	(2,615)

Net investment income	15,767	38,685	52,503	80,714	95,594

Gross realized gains	20,007	18,606	20,272	18,247	7,527
Gross realized losses	(8,809)	(16,194)	(5,560)	(3,554)	(1,613)
Other than temporary impairments	(98,808)	(26,573)	(25,382)	(7,511)	(4,322)

Net realized (losses) gains on investments	(87,610)	(24,161)	(10,670)	7,182	1,592
Net change in unrealized holding gains on fixed maturity investments available for sale	(21,411)	(35,248)	23,729	10,057	22,433

Total investment result	$(93,254)	$(20,724)	$65,562	$97,953	$119,619

	Nine months ended
	September 30, 2008	September 30, 2007
Fixed maturity investments available for sale	$147,930	$132,446
Short term investments	41,124	90,426
Other investments
Hedge funds and private equity investments	(46,415)	80,642
Other	(32,884)	17,726
Cash and cash equivalents	5,900	7,506

	115,655	328,746
Investment expenses	(8,700)	(6,997)

Net investment income	106,955	321,749

Gross realized gains	58,885	17,938
Gross realized losses	(30,563)	(5,835)
Other than temporary impairments	(150,763)	(17,992)

Net realized losses on investments	(122,441)	(5,889)
Net change in unrealized holding gains on fixed maturity investments available for sale	(32,930)	6,890

Total investment result	$(48,416)	$322,750

15

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

September 30, 2008	Case Reserves	Additional Case Reserves	IBNR	Total
Property catastrophe reinsurance	$272,682	$529,537	$293,315	$1,095,534
Specialty reinsurance	113,337	152,012	387,899	653,248

Total Reinsurance	386,019	681,549	681,214	1,748,782
Individual Risk	224,912	16,125	443,601	684,638

Total	$610,931	$697,674	$1,124,815	$2,433,420

June 30, 2008
Property catastrophe reinsurance	$207,054	$253,801	$245,737	$706,592
Specialty reinsurance	111,652	141,268	400,024	652,944

Total Reinsurance	318,706	395,069	645,761	1,359,536
Individual Risk	226,020	9,780	414,467	650,267

Total	$544,726	$404,849	$1,060,228	$2,009,803

March 31, 2008
Property catastrophe reinsurance	$248,291	$272,396	$239,705	$760,392
Specialty reinsurance	114,812	81,355	458,964	655,131

Total Reinsurance	363,103	353,751	698,669	1,415,523
Individual Risk	230,699	18,708	321,076	570,483

Total	$593,802	$372,459	$1,019,745	$1,986,006

December 31, 2007
Property catastrophe reinsurance	$275,436	$287,201	$204,487	$767,124
Specialty reinsurance	109,567	93,280	448,756	651,603

Total Reinsurance	385,003	380,481	653,243	1,418,727
Individual Risk	237,747	10,359	361,663	609,769

Total	$622,750	$390,840	$1,014,906	$2,028,496

September 30, 2007
Property catastrophe reinsurance	$268,412	$332,990	$238,595	$839,997
Specialty reinsurance	124,511	97,262	401,376	623,149

Total Reinsurance	392,923	430,252	639,971	1,463,146
Individual Risk	246,111	13,360	406,027	665,498

Total	$639,034	$443,612	$1,045,998	$2,128,644

16

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended September 30, 2008			Three months ended September 30, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,009,803	$191,789	$1,818,014	$2,128,216	$236,990	$1,891,226

Incurred losses and loss expenses
Current year	692,491	121,147	571,344	181,958	30,099	151,859
Prior years	(44,251)	(8,254)	(35,997)	(15,902)	4,257	(20,159)

Total incurred losses and loss expenses	648,240	112,893	535,347	166,056	34,356	131,700

Paid losses and loss expenses
Current year	140,220	5,744	134,476	43,863	4,430	39,433
Prior years	84,403	(1,138)	85,541	121,765	46,879	74,886

Total paid losses and loss expenses	224,623	4,606	220,017	165,628	51,309	114,319

Reserve for losses and loss expenses, end of period	$2,433,420	$300,076	$2,133,344	$2,128,644	$220,037	$1,908,607

	Nine months ended September 30, 2008			Nine months ended September 30, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,028,496	$183,275	$1,845,221	$2,098,155	$301,854	$1,796,301

Incurred losses and loss expenses
Current year	1,037,752	175,380	862,372	631,705	88,780	542,925
Prior years	(155,019)	(24,367)	(130,652)	(118,444)	7,935	(126,379)

Total incurred losses and loss expenses	882,733	151,013	731,720	513,261	96,715	416,546

Paid losses and loss expenses
Current year	157,225	1,014	156,211	63,753	7,396	56,357
Prior years	320,584	33,198	287,386	419,019	171,136	247,883

Total paid losses and loss expenses	477,809	34,212	443,597	482,772	178,532	304,240

Reserve for losses and loss expenses, end of period	$2,433,420	$300,076	$2,133,344	$2,128,644	$220,037	$1,908,607

17

RenaissanceRe Holdings Ltd.

Equity in Earnings (Losses) of Other Ventures

	Three months ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
Top Layer Re	$2,431	$3,023	$3,613	$3,162	$4,093
Starbound II	777	1,063	1,362	1,071	1,057
Tower Hill and Tower Hill Companies	(832)	879	1,338	1,969	1,131
ChannelRe	—	—	—	(131,201)	(30,568)
Other	(43)	(93)	(63)	—	301

Total equity in earnings (losses) of other ventures	$2,333	$4,872	$6,250	$(124,999)	$(23,986)

	Nine months ended
	September 30, 2008	September 30, 2007
Top Layer Re	$9,067	$11,787
Starbound II	3,202	1,401
Tower Hill and Tower Hill Companies	1,385	1,463
ChannelRe	—	(20,550)
Other	(199)	2,289

Total equity in earnings (losses) of other ventures	$13,455	$(3,610)

18

RenaissanceRe Holdings Ltd.

Ratings

At September 30, 2008	A.M. Best	S&P	Moody’s	Fitch
REINSURANCE SEGMENT[1]
Renaissance Reinsurance	A+	AA-	A2	A
DaVinci	A	A+	-	-
Top Layer Re	A+	AA	-	-
Renaissance Europe	A+	-	-	-

INDIVIDUAL RISK SEGMENT[1]
Glencoe	A-	-	-	-
Stonington	A-	-	-	-
Stonington Lloyds	A-	-	-	-
Lantana	A-	-	-	-

RENAISSANCERE[2]	a-	A	Baa1	BBB+

1	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.
2	The A.M. Best, S&P, Moody’s and Fitch ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

19

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating (loss) income” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating (loss) income” as used herein differs from “net (loss) income (attributable) available to common shareholders”, which the Company believes is the most directly comparable GAAP measures, by the exclusion of net realized gains and losses on investments and net unrealized gains and losses on credit derivatives issued by entities included in investments in other ventures, under equity method. In the presentation below, the only adjustments in respect of unrealized gains and losses reflect unrealized mark-to-market losses on credit derivatives and other credit-related products issued by ChannelRe, a financial guarantee reinsurer whose investment is accounted for by the Company under the equity method. The Company believes that the prevailing convention among financial guarantee insurers, reinsurers and other market participants, such as ChannelRe, is to exclude from “operating (loss) income” such unrealized gains and losses attributable to credit derivatives and other credit-related products. The Company’s management believes that “operating (loss) income” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s investment portfolio and credit derivatives issued by entities included in investments in other ventures, under equity method, which are not considered by management to be relevant indicators of business operations. The Company also uses “operating (loss) income” to calculate “operating (loss) income per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of 1) net (loss) income (attributable) available to common shareholders to operating (loss) income (attributable) available to common shareholders; 2) net (loss) income (attributable) available to common shareholders per common share - diluted to operating (loss) income (attributable) available to common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity, annualized:

	Three months ended					Nine months ended
	Sept. 30, 2008	June 30, 2008	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007	Sept. 30, 2008	Sept. 30, 2007
Net (loss) income (attributable) available to common shareholders	$(230,974)	$135,721	$137,165	$62,204	$133,400	$41,912	$507,371
Adjustment for net realized losses (gains) on investments	87,610	24,161	10,670	(7,182)	(1,592)	122,441	5,889
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	—	—	131,201	35,970	—	35,970

Operating (loss) income (attributable) available to common shareholders	$(143,364)	$159,882	$147,835	$186,223	$167,778	$164,353	$549,230

Net (loss) income (attributable) available to common shareholders per common share - diluted (1)	$(3.79)	$2.13	$2.05	$0.88	$1.85	$0.65	$7.02
Adjustment for net realized losses (gains) on investments	1.44	0.37	0.16	(0.10)	(0.02)	1.91	0.08
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	—	—	1.86	0.50	—	0.50

Operating (loss) income (attributable) available to common shareholders per common share - diluted (1)	$(2.35)	$2.50	$2.21	$2.64	$2.33	$2.56	$7.60

Return on average common equity - annualized	(36.1%)	19.9%	19.7%	8.7%	18.8%	2.1%	25.0%
Adjustment for net realized losses (gains) on investments	13.7%	3.5%	1.6%	(1.0%)	(0.2%)	6.1%	0.3%
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	—	—	18.4%	5.0%	—	1.8%

Operating return on average common equity—annualized	(22.4%)	23.4%	21.3%	26.1%	23.6%	8.2%	27.1%

(1)	In accordance with FAS 128, diluted earnings per share calculations use average common shares outstanding—basic, when in a net loss position.

The Company has also included in this Financial Supplement “managed catastrophe premiums” and “managed catastrophe premiums, net of fully-collateralized joint ventures”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums, net of fully-collateralized joint ventures” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to: 1) the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting; 2) the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment; and 3) the deduction of catastrophe premiums that are written by the Company and ceded directly to the Company’s fully-collateralized joint ventures which include Starbound Reinsurance Ltd., Starbound Reinsurance II Ltd. and Timicuan Reinsurance Ltd. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. The Company believes “managed catastrophe premiums, net of fully-collateralized joint ventures” is also a useful measure to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures, net of catastrophe premiums assumed from the Company’s Individual Risk segment and net of catastrophe premiums written directly on behalf of the Company’s fully-collateralized joint ventures.

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RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “tangible book value per common share plus accumulated dividends”. This is defined as book value per common share excluding goodwill and other intangibles, plus accumulated dividends. “Tangible book value per common share plus accumulated dividends” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and other intangibles and the inclusion of accumulated dividends. The following is a reconciliation of book value per common share to tangible book value per common share plus accumulated dividends:

	At
	Sept. 30, 2008	June 30, 2008	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007
Book value per common share	$38.94	$43.32	$42.14	$41.03	$40.53
Adjustment for goodwill and other intangibles (1)	(1.92)	(1.18)	(0.09)	(0.09)	(0.09)

Tangible book value per common share	37.02	42.14	42.05	40.94	40.44
Adjustment for accumulated dividends	7.69	7.46	7.23	7.00	6.78

Tangible book value per common share plus accumulated dividends	$44.71	$49.60	$49.28	$47.94	$47.22

(1)	At September 30, 2008, goodwill and other intangibles includes $46.4 million of goodwill and other intangibles related to the Company’s third quarter of 2008 investment in the Tower Hill Companies which is recorded in investments in other ventures, under equity method.

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